UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 1996


                     Decorative Home Accents, Inc.
        (Exact Name of Registrant as Specified in Charter)


Delaware               33-96794                  57-0998387
(State or Other        (Commission              (IRS Employer
Jurisdiction           File Number)             Identification No.)
of incorporation)

       Industrial Park Drive, Abbeville, South Carolina 29620
        (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (864) 446-2123


Item 5. Other Events.

On October 18, 1996, the Registrant issued the news release attached as Exhibit 99.1. The information contained in this news release is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 News Release of Registrant dated October 18, 1996.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 5, 1996

DECORATIVE HOME ACCENTS, INC.



By: /s/ JAY N. BAKER
    -----------------------
    Jay N. Baker
    Chief Financial Officer

                                                  Exhibit Index


                                                                Sequential
                                                                Page
Exhibit #                                Item                   Number
---------                                ---------------       -------------
99.1                                     News Release              5